INCOME TAXES - SUMMARY OF RECONCILIATION OF FEDERAL INCOME TAX RATE (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
INCOME TAXES
U.S. Federal statutory income tax rate	$ (14,604)	$ (15,831)
State taxes	(2,809)	(3,389)
Permanent and other differences	248	416
Stock-based compensation	2,704	1,049
Research and development credits	(2,054)	(2,676)
Change in valuation allowance	16,570	20,487
Total tax provision	$ 55	$ 56